Sound Point Meridian Capital, Inc.	Schedule of Investments
December 31, 2025 (Unaudited)

COMPANY/INVESTMENT(1)(2)(3)(4)	ACQUISITION DATE(5)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(6)
Collateralized Loan Obligations - Debt(7)(8)
Structured Finance - Debt
Ares LXVIII CLO, Ltd.
Secured Note - Class F, (3 Month SOFR + 10.08%, due 04/25/2035)	6/13/2024	$51,000	$51,271	$51,003
KKR CLO 40, Ltd.
Secured Note - Class ER, (3 Month SOFR + 7.25%, due 10/20/2034)	6/13/2024	1,397,000	1,395,837	1,347,471
Total Collateralized Loan Obligations - Debt - (0.49%)			$1,447,108	$1,398,474

Collateralized Loan Obligations - Equity (8)(9)
Structured Finance - Equity
AB BSL CLO 5, Ltd.
Subordinated Note (effective yield 11.80%, maturity 1/20/2038)	11/18/2024	1,786,080	1,553,212	1,136,269
AB BSL CLO 6, Ltd.
Subordinated Note (effective yield 13.58%, maturity 7/20/2037)(10)	5/19/2025	8,173,770	7,589,237	6,977,209
AGL CLO 24, Ltd.
Subordinated Note (effective yield 12.37%, maturity 7/25/2036)(10)	6/13/2024	11,216,400	10,340,764	7,669,800
AGL CLO 28, Ltd.
Subordinated Note (effective yield 3.38%, maturity 1/21/2037)(10)	6/13/2024	17,771,250	15,280,243	12,323,949
AGL CLO 30, Ltd.
Subordinated Note (effective yield 6.89%, maturity 4/21/2037)(10)	6/13/2024	6,987,330	6,087,008	4,317,302
AGL CLO 33, Ltd.
Subordinated Note (effective yield 12.11%, maturity 7/21/2029)(10)	7/5/2024	19,600,000	16,085,615	12,507,380
Anchorage Capital CLO 16, Ltd.
Subordinated Note (effective yield 18.01%, maturity 1/19/2035)	6/13/2024	2,023,100	947,689	862,852
Anchorage Capital CLO 18, Ltd.
Subordinated Note (effective yield 0%, maturity 4/15/2034)	6/13/2024	1,800,000	764,459	358,020
Anchorage Capital CLO 24, Ltd.
Subordinated Note (effective yield 13.08%, maturity 4/15/2034)	6/13/2024	23,490,000	10,020,019	7,408,746
Ares LXX CLO, Ltd.
Subordinated Note (effective yield 11.48%, maturity 10/25/2035)	6/13/2024	10,125,000	8,457,441	7,371,203
Ares Loan Funding V, Ltd.
Subordinated Note (effective yield 9.52%, maturity 7/25/2037)	6/13/2024	2,677,500	2,010,506	1,434,685
Ares LXVIII CLO, Ltd.
Subordinated Note (effective yield 9.33%, maturity 4/25/2035)	6/13/2024	3,600,000	3,163,777	2,499,228
Bain Capital Credit CLO 2019-4, Ltd.
Subordinated Note (effective yield 5.63%, maturity 4/23/2035)	6/13/2024	300,000	159,951	120,189
Bain Capital Credit CLO 2022-4, Ltd.
Subordinated Note (effective yield 13.95%, maturity 7/16/2035)	6/13/2024	12,945,000	8,088,682	6,230,817
Bain Capital Credit CLO 2023-4, Ltd.
Subordinated Note (effective yield 12.13%, maturity 10/21/2036)	6/13/2024	8,216,975	5,548,488	4,823,446
Bain Capital Credit CLO 2023-2, Ltd.
Subordinated Note (effective yield 11.25%, maturity 7/18/2036)	6/14/2024	3,690,000	2,672,318	2,257,321
Bain Capital Credit CLO 2023-1, Ltd.
Subordinated Note (effective yield 13.55%, maturity 4/16/2036)	7/16/2024	12,579,000	8,550,311	6,693,538
Balboa Bay Loan Funding 2025-2, Ltd.
Subordinated Note (effective yield 10.65%, maturity 1/20/2039)(10)	11/21/2025	4,996,200	4,391,660	4,662,775
Ballyrock CLO 23, Ltd.
Subordinated Note (effective yield 11.95%, maturity 4/25/2036)	6/13/2024	3,100,000	2,394,830	1,758,940
BBAM US CLO III, Ltd.
Subordinated Note (effective yield 15.58%, maturity 10/15/2038)	10/29/2025	6,750,000	5,230,958	4,926,150
Benefit Street Partners CLO 43, Ltd.
Subordinated Note (effective yield 7.36%, maturity 10/20/2038)	8/20/2025	3,610,000	3,582,745	2,815,800
Benefit Street Partners CLO IX, Ltd.
Preferred Shares (effective yield 13.09%, maturity 7/25/2025)	6/6/2025	2,250	2,157,913	1,755,518
Benefit Street Partners CLO XV, Ltd.
Subordinated Note (effective yield 16.77%, maturity 7/18/2031)	4/24/2025	6,566,327	3,435,465	2,881,699
Benefit Street Partners CLO XXVII, Ltd.
Subordinated Note (effective yield 16.04%, maturity 10/20/2037)	9/11/2025	7,080,500	7,240,134	6,530,841

Sound Point Meridian Capital, Inc.	Schedule of Investments
December 31, 2025 (Unaudited)

COMPANY/INVESTMENT(1)(2)(3)(4)	ACQUISITION DATE(5)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(6)
Collateralized Loan Obligations - Equity(8)(9)(Continued)
Structured Finance - Equity (Continued)
Benefit Street Partners CLO XXXIV, Ltd.
Subordinated Note (effective yield 9.70%, maturity 7/25/2037)	6/13/2024	$13,841,800	$12,425,983	$9,710,023
Benefit Street Partners CLO XXXII, Ltd.
Subordinated Note (effective yield 15.06%, maturity 10/25/2036)	6/13/2024	19,608,000	16,232,071	16,864,252
Birch Grove CLO 4, Ltd.
Subordinated Note (effective yield 11.59%, maturity 4/15/2034)	7/2/2024	8,600,000	7,516,003	5,733,362
Birch Grove CLO 9, Ltd.
Subordinated Note (effective yield 11.17%, maturity 10/22/2037)	7/18/2024	6,090,000	6,236,716	4,800,382
Carlyle US CLO 2022-6, Ltd.
Subordinated Note (effective yield 13.78%, maturity 10/25/2036)(10)	6/13/2024	5,945,940	5,402,476	4,883,787
Carlyle US CLO 2022-4, Ltd.
Subordinated Note (effective yield 14.75%, maturity 7/25/2034)	6/13/2024	12,241,800	11,328,047	9,915,858
Carlyle US CLO 2023-5, Ltd.
Subordinated Note (effective yield 4.90%, maturity 1/27/2036)	6/13/2024	8,085,225	7,156,743	7,164,075
Carlyle US CLO 2023-1, Ltd.
Subordinated Note (effective yield 12.03%, maturity 7/20/2035)	6/13/2024	5,384,375	4,246,120	3,530,912
Carlyle US CLO 2024-5, Ltd.
Subordinated Note (effective yield 12.56%, maturity 10/25/2036)	9/26/2024	20,966,850	18,723,066	14,751,437
CIFC Funding 2014-V, Ltd.
Subordinated Note (effective yield 13.18%, maturity 7/17/2037)	7/24/2025	16,537,600	7,029,190	4,993,694
CIFC Funding 2017-V, Ltd.
Subordinated Note (effective yield 14.25%, maturity 7/17/2037)	7/8/2025	3,025,000	1,188,940	936,722
CIFC Funding 2017-I, Ltd.
Subordinated Note (effective yield 13.83%, maturity 4/21/2037)	5/14/2025	10,168,153	3,764,477	3,395,452
CIFC Funding 2018-V, Ltd.
Subordinated Note (effective yield 13.08%, maturity 7/15/2038)	7/21/2025	800,000	422,954	324,584
Danby Park CLO, Ltd.
Subordinated Note (effective yield 13.21%, maturity 10/21/2035)	6/13/2024	117,500	499,719	296,714
Dryden 76 CLO, Ltd.
Subordinated Note (effective yield 14.69%, maturity 10/15/2054)	8/8/2025	14,368,180	4,915,744	3,609,143
Dryden 83 CLO, Ltd.
Subordinated Note (effective yield 14.45%, maturity 4/18/2037)	5/6/2025	8,483,559	3,300,745	3,231,812
Dryden 87 CLO, Ltd.
Subordinated Note (effective yield 8.89%, maturity 5/20/2034)	6/17/2024	4,247,100	2,017,878	1,444,438
Dryden 93 CLO, Ltd.
Subordinated Note (effective yield 16.24%, maturity 1/15/2038)	6/12/2025	318,000	124,291	94,185
Dryden 102 CLO, Ltd.
Subordinated Note (effective yield 11.27%, maturity 10/15/2036)	2/7/2025	15,246,000	11,966,289	9,927,433
Dryden 107 CLO, Ltd.
Subordinated Note (effective yield 9.54%, maturity 8/15/2035)(10)	6/13/2024	11,345,200	9,419,535	7,478,007
Dryden 113 CLO, Ltd.
Income Note (effective yield 14.45%, maturity 10/15/2037)	5/14/2025	578,825	432,950	387,523
Dryden 119 CLO, Ltd.
Subordinated Note (effective yield 8.36%, maturity 4/15/2036)	6/13/2024	5,468,000	4,479,915	3,512,753
Eaton Vance CLO 2019-1, Ltd.
Subordinated Note (effective yield 3.80%, maturity 4/15/2031)(10)	6/13/2024	100,000	582,518	497,567
Elmwood CLO 32, Ltd.
Subordinated Note (effective yield 8.52%, maturity 10/18/2037)	7/29/2024	9,690,000	8,550,944	6,465,362
Galaxy 36 CLO, Ltd.
Subordinated Note (effective yield 9.64%, maturity 10/15/2038)(10)	10/27/2025	3,600,000	3,315,870	2,977,400
Green Lakes Park CLO LLC
Subordinated Note (effective yield 20.33%, maturity 10/25/2033)	6/13/2024	2,021,760	1,166,593	1,311,455
Kennedy Lewis CLO 3, Ltd.
Subordinated Note (effective yield 2.27%, maturity 10/20/2029)	6/13/2024	2,422,500	1,297,341	772,512
Kennedy Lewis CLO 6, Ltd.
Subordinated Note (effective yield 9.10%, maturity 1/22/2035)	6/13/2024	1,300,000	868,281	604,890
Kennedy Lewis CLO 9, Ltd.
Subordinated Note (effective yield 8.84%, maturity 10/20/2034)	6/13/2024	5,160,000	3,703,481	2,402,960

Sound Point Meridian Capital, Inc.	Schedule of Investments
December 31, 2025 (Unaudited)

COMPANY/INVESTMENT(1)(2)(3)(4)	ACQUISITION DATE(5)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(6)
Collateralized Loan Obligations - Equity(8)(9)(Continued)
Structured Finance - Equity (Continued)
Kennedy Lewis CLO 12, Ltd.
Subordinated Note (effective yield 7.99%, maturity 7/20/2036)	6/13/2024	$750,000	$576,118	$416,895
KKR CLO 40, Ltd.
Subordinated Note (effective yield 0%, maturity 10/20/2034)	6/13/2024	9,394,000	5,152,346	2,685,369
KKR CLO 44, Ltd.
Subordinated Note (effective yield 11.09%, maturity 1/20/2036)	6/13/2024	10,809,375	7,909,134	7,543,539
KKR CLO 47, Ltd.
Subordinated Note (effective yield 10.89%, maturity 1/15/2038)	11/1/2024	3,567,500	3,098,665	2,517,085
KKR CLO 48, Ltd.
Subordinated Note (effective yield 7.32%, maturity 10/20/2036)	6/13/2024	5,630,625	4,473,785	3,362,440
Lewey Park CLO, Ltd.
Subordinated Note (effective yield 12.18%, maturity 10/20/2037)(10)	9/27/2024	31,162,500	26,797,085	23,289,394
Lodi Park CLO, Ltd.
Subordinated Note (effective yield 10.02%, maturity 7/21/2037)(10)	6/13/2024	10,593,285	9,045,700	6,989,290
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.
Subordinated Note (effective yield 15.59%, maturity 10/20/2035)(10)	6/13/2024	5,951,000	4,448,602	3,640,116
Morgan Stanley Eaton Vance CLO 2022-17A, Ltd.
Subordinated Note (effective yield 11.01%, maturity 7/20/2035)(10)	6/13/2024	15,810,000	11,373,322	7,965,132
Neuberger Berman Loan Advisers CLO 43, Ltd.
Subordinated Note (effective yield 9.96%, maturity 7/17/2035)	6/13/2024	3,250,000	1,876,262	1,632,995
Neuberger Berman Loan Advisers CLO 54, Ltd.
Subordinated Note (effective yield 8.17%, maturity 4/23/2038)	6/13/2024	3,981,600	3,313,730	2,532,019
Neuberger Berman Loan Advisers CLO 55, Ltd.
Subordinated Note (effective yield 7.30%, maturity 4/22/2038)	6/13/2024	1,036,000	888,717	652,088
Neuberger Berman Loan Advisers CLO 57, Ltd.
Subordinated Note (effective yield 12.21%, maturity 10/24/2038)	9/18/2024	7,527,000	6,570,364	5,521,657
OCP CLO 2020-20, Ltd.
Subordinated Note (effective yield 7.15%, maturity 4/18/2037)	8/31/2025	2,000,000	1,498,727	1,234,280
OCP CLO 2021-22, Ltd.
Subordinated Note (effective yield 13.25%, maturity 12/2/2034)	6/13/2024	4,632,457	2,979,204	2,367,509
OCP CLO 2022-24, Ltd.
Subordinated Note (effective yield 13.12%, maturity 7/20/2035)	6/13/2024	9,938,088	6,448,232	5,407,314
OCP CLO 2023-28, Ltd.
Subordinated Note (effective yield 10.20%, maturity 7/16/2036)(10)	6/13/2024	690,000	627,706	583,306
OCP CLO 2024-31, Ltd.
Subordinated Note (effective yield 4.02%, maturity 4/20/2037)	6/13/2024	4,570,160	4,211,133	3,494,298
OCP CLO 2024-35, Ltd.
Subordinated Note (effective yield 7.24%, maturity 10/25/2037)	8/20/2024	29,749,650	27,064,418	19,337,273
OCP CLO 2025-40, Ltd.
Subordinated Note (effective yield 8.47%, maturity 4/16/2038)	2/12/2025	16,712,800	14,795,707	12,690,029
Palmer Square CLO 2024-1, Ltd.
Subordinated Note (effective yield 9.29%, maturity 4/15/2037)	7/23/2025	3,200,000	2,667,005	2,247,520
Park Blue CLO 2022-1, Ltd.
Subordinated Note (effective yield 9.46%, maturity 10/20/2037)	1/30/2025	13,775,000	9,358,309	6,106,182
Park Blue CLO 2024-VI, Ltd.
Subordinated Note (effective yield 13.44%, maturity 1/25/2038)	12/16/2024	18,321,225	15,770,106	12,529,886
Park Blue CLO 2025-VII, Ltd.
Subordinated Note (effective yield 12.04%, maturity 4/25/2038)	3/5/2025	13,076,910	11,976,459	10,564,574
RAD CLO 24, Ltd.
Subordinated Note (effective yield 4.93%, maturity 7/20/2037)	6/13/2024	1,450,575	1,232,049	807,172
RAD CLO 26, Ltd.
Subordinated Note (effective yield 10.50%, maturity 10/20/2037)(10)	8/7/2024	14,676,900	12,962,466	9,277,940
Regatta 30 Funding, Ltd.
Subordinated Note (effective yield 13.39%, maturity 1/25/2038)(10)	11/25/2024	8,685,300	7,483,060	6,009,359
Regatta 35 Funding, Ltd.
Subordinated Note (effective yield 9.57%, maturity 10/15/2038)(10)	8/15/2025	12,200,000	11,546,091	9,648,707
Regatta XIII Funding, Ltd.
Subordinated Note (effective yield 0%, maturity 7/15/2031)	7/25/2025	20,210,000	385,241	439,573

Sound Point Meridian Capital, Inc.	Schedule of Investments
December 31, 2025 (Unaudited)

COMPANY/INVESTMENT(1)(2)(3)(4)	ACQUISITION DATE(5)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(6)
Collateralized Loan Obligations - Equity(8)(9)(Continued)
Structured Finance - Equity (Continued)
Regatta XXI Funding, Ltd.
Subordinated Note (effective yield 12.97%, maturity 10/20/2034)	6/13/2024	$2,193,000	$1,423,154	$1,035,184
Regatta XXVII Funding, Ltd.
Subordinated Note (effective yield 11.41%, maturity 4/26/2037)	9/16/2025	660,000	445,582	388,436
Regatta XXVIII Funding, Ltd.
Subordinated Note (effective yield 4.57%, maturity 4/25/2037)	6/13/2024	2,656,000	2,126,299	1,408,662
Riverbank Park CLO, Ltd.
Subordinated Note (effective yield 8.62%, maturity 1/25/2038)(10)	12/18/2024	3,052,500	2,768,504	2,488,269
Rockford Tower CLO 2022-2, Ltd.
Subordinated Note (effective yield 10.84%, maturity 10/20/2035)(10)	6/13/2024	17,854,900	11,024,158	9,133,964
Rockford Tower CLO 2023-1, Ltd.
Subordinated Note (effective yield 12.32%, maturity 1/20/2036)(10)	6/13/2024	8,806,875	7,936,479	6,811,216
Rockford Tower CLO 2024-1, Ltd.
Subordinated Note (effective yield 12.01%, maturity 4/20/2037)(10)	6/13/2024	8,155,240	6,421,247	5,451,817
Rockford Tower CLO 2025-1, Ltd.
Subordinated Note (effective yield 12.84%, maturity 3/31/2038)(10)	2/3/2025	13,064,058	10,204,114	9,249,057
RRAM 2024-28, Ltd.
Subordinated Note (effective yield 5.42%, maturity 4/15/2037)	6/13/2024	10,802,400	5,749,291	4,822,191
RRAMX 2021-6A, Ltd.
Subordinated Note (effective yield 11.95%, maturity 1/15/2037)	6/13/2024	24,243,000	13,463,925	11,548,153
Silver Point CLO 10, Ltd.
Subordinated Note (effective yield 8.47%, maturity 7/15/2038)	5/29/2025	1,335,000	1,217,645	1,047,975
Silver Point CLO 11, Ltd.
Subordinated Note (effective yield 9.61%, maturity 7/15/2038)	6/30/2025	2,000,000	1,810,248	1,620,000
Tallman Park CLO, Ltd.
Subordinated Note (effective yield 10.81%, maturity 7/20/2038)	6/26/2025	2,221,265	1,290,179	1,100,504
TCW CLO 2021-1, Ltd.
Subordinated Note (effective yield 13.99%, maturity 3/18/2034)	6/13/2024	778,400	375,085	272,689
Warwick Capital CLO 6, Ltd.
Subordinated Note (effective yield 12.71%, maturity 7/20/2038)(10)	5/22/2025	2,603,600	2,455,792	1,875,959
Total Collateralized Loan Obligations - Equity - (163.99%)			$579,309,750	$472,089,388

Total Investments - 164.48%			$580,756,858	$473,487,862

Liabilities in Excess of Other Assets - (64.48%)				(185,615,458)
Net Assets - 100.00%				$287,872,404

Sound Point Meridian Capital, Inc.	Schedule of Investments
December 31, 2025 (Unaudited)

(1)

The Company is not affiliated with, nor does it “control” (as such term is defined in the 1940 Act, any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities and would be an “affiliate” of the portfolio company if we owned 5% or more of its voting securities.

(2)	All or a portion of the securities are pledged as collateral for the Revolving Credit Facility as of December 31, 2025.
(3)	All securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities”.
(4)	Level 3 securities fair valued under procedures established by the Board of Directors, represent 164.48% of Net Assets. The total value of these securities is $473,487,862.
(5)	Acquisition date represents the initial purchase date of investment and/or the contribution date of the initial seed portfolio on June 13, 2024.
(6)

Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

(7)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(8)	The fair value of CLO equity and CLO Debt investments are classified as Level 3 investments. See Note 3 “Investments” for further discussion.
(9)	Weighted average effective yield on cost was 11.00%.
(10)	Fair Value includes the Company’s interest in fee rebates on CLO Subordinated notes.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

1. ORGANIZATION

Sound Point Meridian Capital, Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or (the “1940 Act”). We intend to qualify annually as a regulated investment company, (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our tax year ended September 30, 2024. We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC, (the “Adviser”), is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC (the “Administrator”), serves as our administrator. For further detail please refer to “Note 5. Related Party Transactions.”

On June 13, 2024 (commencement of operations), the Company priced its initial public offering (the “IPO”) and on June 14, 2024 the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “SPMC”.

Our primary investment objective is to generate high current income, with a secondary objective of generating capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generating high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (“SEC”) in December 2020 (“Rule 2a-5”), the Board of Directors (“Board”) has designated the Adviser as the “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment to be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on unobservable inputs that are significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. These estimated values do not necessarily represent the amounts that may be ultimately be realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, these estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments, which could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value Investments – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask prices. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, prices of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions. Under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Adviser determines the fair value of loan accumulation facilities in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as described in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). Loan accumulation facilities are typically short- to medium-term in nature and are formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to the loan accumulation facilities’ governing documents, loans acquired by the loan accumulation facilities are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest less interest earned by the Company for facilitating the investment. Because the loan accumulation facilities will receive their full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities as the sum of (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) accrued interest related to the accumulation of vehicle fundings.

The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short term cash borrowing. On June 25, 2024, Sound Point Meridian Capital, Inc. entered into a Master Repurchase Agreement (“MRA”) with Canadian Imperial Bank of Commerce (“CIBC”). Under the MRA, the Company sells securities to CIBC with an agreement to repurchase them at a later date for a specified price. Reverse repurchase agreements are accounted for as secured borrowings and the cash received in exchange for securities delivered to CIBC is reflected as a liability on the Statement of Assets and Liabilities since the arrangement is short term in nature. Interest payments made on reverse repurchase agreements are reported as a component of interest expense on the Statements of Operations. The reverse repurchase agreements generally mature on the earlier of the related CLO closing date or three months after funding by CIBC to the Company.

For the period ended December 31, 2025, there were no reverse repurchase agreements outstanding.

Fair Value – Valuation Processes

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable by designating an internal Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of those valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, broker quotes, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

Securitization Vehicle and Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments sold are determined using the specific identification method. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for CLO equity investment no less than quarterly.

CLO Debt

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. As of December31, 2025, the Company did not have any investments in its portfolio on non-accrual status.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income in accordance with ASC Topic 325-40-35-1, which requires the holder of a beneficial interest in securitized financial assets to determine interest income over the life of the beneficial interest using the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value.

During the nine months ended December 31, 2025, the Company recorded $2,455,463 of interest income from loan accumulation facilities. Such amounts are included in other income on the Statement of Operations. At the time the loan accumulation facility terminates, and the securitization period begins, there is no realized gain or loss that is recognized.

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 1. The following table presents information about the Company’s assets measured at fair value as of December 31, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Debt	$–	$–	$1,398,474	$1,398,474
Collateralized Loan Obligations - Equity	$–	$–	472,089,388	472,089,388
Total	$–	$–	$473,487,862	$473,487,862

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

Financial instruments disclosed, but not carried, at fair value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried at fair value as of December 31, 2025 and the level of each financial liability within the fair value hierarchy:

Financial Instruments	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series A 2024 8%	$55,891,019	$57,983,000	$–	$57,983,000	$–
Series B 2025 7.875%	55,356,007	58,052,000	–	58,052,000	–
Revolving Credit Facility	70,000,000	70,000,000	–	–	70,000,000
Total	$181,247,026	$186,035,000	$–	$116,035,000	$70,000,000

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of December 31, 2025:

Asset	Fair Value as of December 31, 2025	Valuation Methodology	Unobservable Inputs	Range	Weighted Average*
CLO Equity	$468,089,478	Market quotes(1)	NBIM(2)	0.9% - 92.2%	53.66%
CLO Fee Notes	3,999,910	Discounted Cash Flow(3)	Discount Rate	15.00%	15.00%
CLO Debt	1,398,474	Market quotes(1); NBIM(2)	NBIM(2)	96.5% - 100.0%	96.58%
Loan Accumulation Facilities	–	N/A	N/A	N/A	N/A
Total	$473,487,862

*	Weighted average calculations are based on fair value of investments.

(1)	The Company relies on non-binding mid prices, sourced from independent pricing services such as Markit or brokers/dealers, as a key input for determining the fair value of CLO debt and equity investments as of the valuation date. These prices may be adjusted to reflect any pending equity distributions and/or general market performance. The prices are evaluated by the Valuation Committee alongside additional input from the investment team and reports provided by the independent trustees of each CLO. The Company conducts market appropriateness evaluations on each position provided by these sources, with scenario analysis and assumptions that are recalibrated by market information and trading levels.
(2)	Market Quotes received are Non-Binding Indicative Mid Prices (“NBIM”), which are not directly observable, as they are provided by third parties with independent rationale as to selection of market-based inputs used to derive the prices, as well as expert judgment relating to the calibration and/or weighting of those inputs.
(3)	The Company values fee rebate side letters based on the negotiated rebates and fee holidays.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of December 31, 2025. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

The following table shows the aggregate changes in fair value of the Company’s Level 3 investments during the period ended December 31, 2025:

	Asset Type
	Collateralized Loan Obligations - Debt	Collateralized Loan Obligations - Equity	Loan Accumulation Facilities	Total
Balance as of March 31, 2025	$1,987,136	$492,884,184	$8,843,849	$503,715,169
Amortization	(258)	(27,165,828)	(653,849)	(27,819,935)
Realized Gain/(Loss)	6,489	(2,142,603)	–	(2,136,114)
Change in Unrealized Appreciation/Depreciation	23,233	(80,153,554)	–	(80,130,321)
Purchases	–	103,008,307	34,594,200	137,602,507
Sales Proceeds	(618,126)	(14,341,118)	(42,784,200)	(57,743,444)
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3	–	–	–	–
Balance as of December 31, 2025	$1,398,474	$472,089,388	$–	$473,487,862
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2025	$23,233	$(80,153,554)	$–	$(80,130,321)

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended December 31, 2025 were as follows:

Company	Purchases of Securities	Proceeds From Sales of Securities
Sound Point Meridian Capital Inc.	$137,602,507	$57,743,444

4. RISK AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceeds its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

5. COMMON STOCK

As of December 31, 2025, there were 450,000,000 shares of common stock authorized, of which 20,474,155 shares were issued and outstanding.

On June 13, 2024, (commencement of operations), the Company issued 16,020,000 shares of common stock in exchange for $320,400,000 of Private Fund net assets at a value of $20.00 per share.

Pursuant to the final prospectus filed on the IPO closing date on June 17, 2024, the Company issued 4,000,000 shares of common stock at an initial public offering price of $20.00 per share for net proceeds of $80,000,000.

On July 11, 2024, pursuant to the original IPO prospectus filed on the IPO closing date, the Company issued additional common stock via the overallotment of 175,000 shares at an initial public offering price of $20.00 per share for net proceeds of $3,500,000.

On March 14, 2025, the Company entered into a committed equity financing agreement (“Common Stock Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”). Under this agreement, the Company has the right, but not the obligation, to direct BRPC II to purchase up to the lesser of (i) $25,000,000 in aggregate gross purchase price of our common stock and (ii) 4,052,100 shares of common stock over a 36-month period. Since inception of the agreement through December 31, 2025, BRPC II purchased 61,603 shares, resulting in $1,141,487 net proceeds to the Company.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

On October 6, 2025, Sound Point Meridian Capital, Inc. (the “Company”) entered into an equity distribution agreement, dated as of October 6, 2025 (the “Equity Distribution Agreement”), by and among the Company, Sound Point Management Company, LLC, the Company’s investment adviser (the “Adviser”), Sound Point Administration LLC, the Company’s administrator (the “Administrator”), AG Asset Strategies LLC (the “Selling Stockholder”), and each of Oppenheimer & Co. Inc., Lucid Capital Markets, LLC, and B. Riley Securities, Inc. (collectively, the “Placement Agents”), as placement agents and/or principals thereunder. Under the Equity Distribution Agreement, the Company may, but has no obligation to, issue and sell, from time to time, up to $100,000,000 in aggregate offering price of shares (the “Company Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), through the Placement Agents, or to them as principal for their own accounts. Under the Equity Distribution Agreement, the Selling Stockholder may, but has no obligation to, sell, from time to time, up to 5,297,083 shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Shares”) through the Placement Agents, or to them as principal for their own accounts. Since the inception of the agreement through December 31st, the Company has issued 5,647 new shares, resulting in $95,807 net proceeds to the Company.

6. MANDATORY REDEEMABLE PREFERRED SHARES

The Company issued 4,600,000 shares of mandatorily redeemable preferred shares at a par value of $0.001 per share, and had 4,600,000 outstanding at December 31, 2025. As of December 31, 2025, the Company had two series outstanding: 8.00% Series A 2024 Preferred Shares and 7.875% Series B 2025 Preferred Shares (collectively, the “Preferred Shares”).

The Company must redeem all outstanding Preferred Shares on their respective redemption dates at $25 per share plus any accumulated but unpaid dividends to the redemption date. The redemption obligation cannot be amended, altered, or repealed without the unanimous consent of the holders of the Preferred Shares. On or after the optional redemption date, the Company may, at its sole discretion, redeem the Preferred Shares at $25 per share plus any accumulated but unpaid dividends. With Board authorization, the Company may also repurchase Preferred Shares in the open market and extinguish the obligation. As of December 31, 2025, accumulated but unpaid dividends on the Series A and Series B Preferred Shares totaled $0.

The Company’s Preferred Share balances as of December 31, 2025, were as follows:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Shares outstanding at March 31, 2025	2,300,000	–
Shares issued	–	2,300,000
Shares redeemed	–	–
Shares outstanding at December 31, 2025	2,300,000	2,300,000

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Principal value	$57,500,000	$57,500,000
Deferred issuance cost	(1,608,981)	(2,143,993)
Carrying value	$55,891,019	$55,356,007
Fair value(1)	$57,983,000	$58,052,000
Fair value price per share(1)	$25.21	$25.24

(1)	Represents the December 31, 2025 closing market price per share of Series A and Series B Preferred shares on the NYSE.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

The terms of the Company’s Preferred Share offerings are as set forth in the table below:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Offering price per share	$25.00	$25.00
Term redemption date	November 30, 2029	July 31, 2030
Term redemption price per share	$25.00	$25.00
Optional redemption date	November 30, 2026	July 31, 2027
Stated interest rate	8.00%	7.785%

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Preferred Shares for the period ended December 31, 2025:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Stated interest expense	$3,450,069	$2,086,963
Amortization of deferred issuance costs	$383,341	$377,344
Total interest expense	$3,833,410	$2,464,307
Weighted average effective interest rate	8.30%	8.17%

7. REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred shares and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

On July 8, 2024, the Company entered into a $100,000,000 revolving credit facility with CIBC (the “Revolving Credit Facility”), which may be increased up to $125,000,000 at the option of existing and/or new lenders (the “Commitment Amount”). The Revolving Credit Facility is secured by a first-priority perfected security interest in substantially all of the assets of the Company, including, without limitation, all eligible portfolio investments of the Company, subject to certain exceptions. Borrowings under the Revolving Credit Facility bear interest at term SOFR for 1 month or 3 month plus a margin of 3.75% per annum.

On August 6, 2025, the Company amended its Revolving Credit Agreement with the CIBC. The amendment extends the facility’s maturity to August 4, 2028, and permits one optional 364-day extension. The aggregate commitment increases up to $150 million.

Borrowings continue to bear interest at Term SOFR for 1 month or 3 month plus 3.75%. A 0.50% commitment fee applies to unused commitments when utilization falls below 70%. Prepayments are prohibited prior to August 6, 2026, without lender consent, after which prepayment premiums decline from 1.00% to 0%.

The facility remains secured by substantially all Company assets, with Bank of New York Mellon serving as custodian and collateral agent. The amendment maintains key covenants, including a maximum loan-to-value ratio of 50% and compliance with the 200% asset coverage requirement under the Investment Company Act of 1940.

As of December 31, 2025, the Company had outstanding borrowings of $70,000,000 at a blended current yield of 7.80%. The interest expense for the period ending December 31, 2025 on the Revolving Credit Facility was $4,032,305 and is recorded in interest expense on the Statement of Operations. As of December 31, 2025, the Company was in compliance with financial and collateral coverage covenants under the Revolving Credit Facility.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

8. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred shares, and borrowings from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
December 31, 2025 (Unaudited)

With respect to senior securities that are stocks, such as the Preferred Shares, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowing as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and from declaring certain distributions to its stockholders. In addition, if applicable, financing documents may require the Company to cure coverage shortfalls within specified time frames.

The following table summarizes the Company’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of December 31, 2025:

As of December 31, 2025
Total Assets	$475,140,284
Less liabilities and debt not represented by senior securities	(2,267,880)
Net total assets and liabilities not represented by senior securities	$472,872,404
Revolving Credit Facility	$70,000,000
Preferred Shares	$115,000,000
Asset coverage for senior securities represented by debt (300%)(1)	676%
Asset coverage for senior securities including preferred shares (200%)(2)	256%

(1)	Asset coverage for senior securities represented by debt is calculated in accordance with Section 18(h) of the 1940 Act.
(2)	Asset coverage for senior securities including preferred shares, is calculated in accordance with Section 18(h) of the 1940 Act.

9. COMMITMENTS AND CONTINGENCIES

As of December 31, 2025, the Company did not have any unfunded commitments.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.